    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 16, 2002


                                                      REGISTRATION NO. 333-92010
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549
                             ---------------------


                                AMENDMENT NO. 3

                                       TO

                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                  ASSOCIATED MATERIALS
                      INCORPORATED                                             ALSIDE, INC.
              (Exact Name of Registrant as                             (Exact Name of Registrant as
               Specified in Its Charter)                                Specified in Its Charter)



                        DELAWARE                                                 DELAWARE
            (State or Other Jurisdiction of                          (State or Other Jurisdiction of
             Incorporation or Organization)                           Incorporation or Organization)



                          3089                                                     3089
              (Primary Standard Industrial                             (Primary Standard Industrial
              Classification Code Number)                              Classification Code Number)



                       75-1872487                                               75-1872487
                    (I.R.S. Employer                                         (I.R.S. Employer
                 Identification Number)                                   Identification Number)



                    3773 STATE ROAD                               C/O ASSOCIATED MATERIALS INCORPORATED
               CUYAHOGA FALLS, OHIO 44223                                    3773 STATE ROAD
                     (800) 257-4335                                     CUYAHOGA FALLS, OHIO 44223
           (Address, Including Zip Code, and                                  (800) 257-4335
       Telephone Number, Including Area Code, of                    (Address, Including Zip Code, and
       Registrant's Principal Executive Offices)                Telephone Number, Including Area Code, of
                                                                Registrant's Principal Executive Offices)

                             ---------------------
                               D. KEITH LAVANWAY
                       ASSOCIATED MATERIALS INCORPORATED
                                3773 STATE ROAD
                           CUYAHOGA FALLS, OHIO 44223
                                 (800) 257-4335
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)
                             ---------------------
                                WITH COPIES TO:

                              JOHN M. REISS, ESQ.
                             JONATHAN E. KAHN, ESQ.
                                WHITE & CASE LLP
                          1155 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036
                                 (212) 819-8200
                             ---------------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this registration statement.
                             ---------------------
    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: [ ]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
                             ---------------------
     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Reference is made to Section 102(b)(7) of the Delaware General Corporation Law (the "DGCL"), which permits a corporation in its certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director for violations of the director's fiduciary duty, except
(i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions), or (iv) for any transaction from which the director derived an improper personal benefit. The Amended and Restated Certificate of Incorporation of Associated Materials Incorporated (the "Company") contains the provisions permitted by Section 102(b)(7) of the DGCL.

     Reference is made to Section 145 of the DGCL which provides that a corporation may indemnify any persons, including directors and officers, who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such director, officer, employee or agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interest and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify directors and/or officers in an action or suit by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the director or officer is adjudged to be liable to the corporation. Where a director or officer is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him or her against the expenses which such director or officer actually and reasonably incurred.

     The above provisions of the DGCL are nonexclusive.

     The Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") and the Amended and Restated By-laws (the "By-laws") provides that each person who is or was a director or officer of the Company, or each such person who is or was serving at the request of the Board of Directors or an officer of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person), shall be indemnified by the Company to the full extent permitted from time to time by the DGCL as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect. The indemnification provided for under Article IV of the By-laws shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled, under the Certificate of Incorporation or under any other bylaw, agreement, insurance policy, vote of stockholders or disinterested directors, applicable law or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     The Company's Certificate of Incorporation provides that to the full extent permitted by the DGCL or any other applicable laws presently or hereafter in effect, no director of the Company shall be personally liable to the Company or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a director of the Company.

     The Company provides insurance for each director and officer for certain losses arising from claims or charges made against them while acting in their capacities as directors or officers of the Company. Article IV, Section 6 of the By-laws provides that, by action of the Board of Directors, notwithstanding any interest of the directors in the action, the Company shall have the power to purchase and maintain insurance, in such amounts as the Board of Directors deems appropriate, on behalf of any person who is or was a director or officer of the Company, or is or was serving at the request of the Company as director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise, against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not he is indemnified against such liability or expense under the provisions of Article IV of the Bylaws and whether or not the Company would have the power or would be required to indemnify him against such liability under the provisions of Article IV of the Bylaws or of the DGCL or by any other applicable law.

ITEM 21.  EXHIBIT AND FINANCIAL STATEMENTS INDEX

(a) Exhibits:


EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
  2.1*    Agreement and Plan of Merger, dated as of March 16, 2002, by and among Associated Materials Holdings Inc. (formerly known as Harvest/AMI Holdings Inc.), Simon Acquisition Corp. and
          the Company (incorporated by reference to Exhibit 99(d)(1)
          of Schedule TO filed by Associated Materials Holdings, Inc.
          and certain affiliates, File No. 005-53705, filed on March
          22, 2002).
  3.1*    Amended and Restated Certificate of Incorporation of the
          Company.
  3.2*    Amended and Restated By-Laws of the Company.
  3.3*    Certificate of Incorporation of Alside, Inc.
  3.4*    Amended and Restated Bylaws of Alside, Inc.
  4.1*    Registration Rights Agreement, dated as of April 23, 2002, by and among the Company, AMI Management Company, Credit
          Suisse First Boston Corporation, UBS Warburg LLC and CIBC
          World Markets Corp.
  4.2*    Indenture governing the Registrant's 9 3/4% Senior
          Subordinated Notes Due 2012, dated as of April 23, 2002, by and among the Company, AMI Management Company and Wilmington
          Trust Company.
  4.3*    Supplemental Indenture governing the Company's 9 3/4% Senior
          Subordinated Notes Due 2012, dated as of May 10, 2002 by and among the Company, AMI Management Company, Alside, Inc. and
          Wilmington Trust Company.
  4.4*    Form of the Company's 9 3/4% Senior Subordinated Note due
          2012.
  4.5*    Form of Indenture governing the Company's 9 1/4% Senior
          Subordinated Notes due 2008, between the Company and The
          Bank of New York Trust Company of Florida, N.A. (as
          successor to U.S. Trust Company of Texas, N.A.)
          (incorporated by reference to Exhibit 4.1 of the Company's
          Registration Statement on Form S-1/A, File No. 3333-42067,
          filed on January 30, 1998).
  4.6*    First Supplemental Indenture governing the Company's 9 1/4%
          Senior Subordinated Notes due 2008, dated as of April 4,
          2002, by and among the Company and The Bank of New York
          Trust Company of Florida, N.A (as successor to U.S. Trust
          Company of Texas, N.A.).
  4.7*    Form of 9 1/4% Senior Subordinated Note due 2008
          (incorporated by reference to Exhibit A of Exhibit 4.1 of
          the Company's Registration Statement on Form S-1/A, File No.
          333-42067, filed on January 30, 1998).
  5.1*    Legal Opinion of White & Case LLP as to the legality of the securities being issued.

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
 10.1*    Credit Agreement, dated as of April 19, 2002, by and among the Company, Associated Materials Holdings Inc., the various financial institutions and other Persons from time to time parties thereto, UBS AG, Stamford Branch, as administrative agent, Credit Suisse First Boston, Cayman Islands Branch, as syndication agent, CIBC World Markets Corp., as
          documentation agent, and UBS Warburg LLC and Credit Suisse
          First Boston Corporation, as joint lead arrangers (the
          "Credit Agreement").
 10.2*    Borrower Security and Pledge Agreement of the Company, dated as of April 19, 2002, by the Company, in favor of UBS AG,
          Stamford Branch, as administrative agent.
 10.3*    Form of Subsidiary Security and Pledge Agreement, by each
          subsidiary of the Company from time to time party thereto in favor of UBS AG, Stamford Branch, as administrative agent, on behalf of the Secured Parties (as defined in the Credit
          Agreement).
 10.4*    Form of Subsidiary Guaranty, by each subsidiary of the
          Company from time to time party thereto in favor of UBS AG,
          Stamford Branch, as administrative agent, on behalf of the
          Secured Parties (as defined in the Credit Agreement).
 10.5*    Assumption Agreement, dated as of April 19, 2002, by and
          among the Company and AMI Management Company, as guarantors.
 10.6*    Agreement of Sale, dated as of January 30, 1984, between USX
          Corporation (formerly United States Steel Corporation)
          ("USX") and the Company (incorporated by reference to
          Exhibit 10.1 of the Company's Registration Statement on Form
          S-1, File No. 33-64788).
 10.7*    Amendment Agreement, dated as of February 29, 1984, between
          USX and the Company (incorporated by reference to Exhibit
          10.2 of the Company's Registration Statement on Form S-1,
          File No. 33-64788).
 10.8*    Form of Indemnification Agreement between the Company and
          each of the directors and executive officers of the Company
          (incorporated by reference to Exhibit 10.14 to the Company's
          Registration Statement on Form S-1, File No. 33-84110).
 10.9*    Incentive Bonus Plan of the Company (incorporated by
          reference to Exhibit 10.10 of the Company's Annual Report on
          Form 10-K filed for December 31, 2000).
 10.10*   Severance Agreement, dated December 27, 2001, between the
          Company and Robert F. Hogan, Jr. (incorporated by reference to Exhibit 10.13 of the Company's Annual Report on Form 10-K
          filed for December 31, 2001).
 10.11*   Management Agreement, dated as of April 19, 2002, by and
          between Harvest Partners, Inc. and the Company.
 10.12*   Asset Purchase Agreement, dated as of June 24, 2002, between the Company and AmerCable Incorporated.
 10.13*   Associated Materials Holdings Inc. 2002 Stock Option Plan.
 10.14*   Employment Agreement, dated as of July 1, 2002, between the
          Company and Michael Caporale, Jr.
 10.15*   Employment Agreement, dated as of August 21, 2002, between the Company and D. Keith LaVanway.
 10.16**  Agreement, dated as of January 1, 1998, between Shintech
          Incorporated and the Alside division of the Company.+
 10.17*   Associated Materials Holdings Inc. Stock Option Award
          Agreement, dated September 4, 2002, between Associated
          Materials Holdings Inc. and Michael J. Caporale, Jr.
 10.18*   Associated Materials Holdings Inc. Stock Option Award
          Agreement, dated September 4, 2002, between Associated
          Materials Holdings Inc. and Michael J. Caporale, Jr.
 10.19*   Employment Agreement, dated as of August 21, 2002, between the Company and Kenneth L. Bloom.
 10.20*   Employment Agreement, dated as of August 21, 2002, between the Company and Robert M. Franco.
 12.1*    Statement of Computation of Ratio of Earnings to Fixed
          Charges.

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
 21.1*    Subsidiaries of the Company.
 23.1*    Consent of Ernst & Young LLP, Independent Auditors.
 23.2*    Consent of White & Case LLP (included in Exhibit 5.1).
 24.1*    Power of Attorney (included on signature page to
          Registration Statement).
 25.1*    Statement of Eligibility of Trustee.
 99.1*    Form of Letter of Transmittal.
 99.2*    Form of Notice of Guaranteed Delivery.
 99.3*    Consent from Pure Strategy.


---------------

 * Previously filed.

** Filed herewith.

 + Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment of information in accordance with Rule 406 of the Securities Act.

ITEM 22.  UNDERTAKINGS

     The undersigned Registrant hereby undertakes:

     (a) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     (b) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

     (c) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Cuyahoga Falls, State of Ohio on October 16, 2002.


                                          ASSOCIATED MATERIALS INCORPORATED

                                          By:     /s/ D. KEITH LAVANWAY
                                            ------------------------------------
                                          Name:    D. Keith LaVanway
                                          Title:   Vice President -- Chief
                                                   Financial Officer, Treasurer
                                                   and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons, in the capacities and on the dates indicated.


                    SIGNATURE                                    TITLE                       DATE
                    ---------                                    -----                       ----

*                                                    Chairman of the Board            October 16, 2002
------------------------------------------------
  Ira D. Kleinman


*                                                    President, Chief Executive       October 16, 2002
------------------------------------------------     Officer and Director
  Michael J. Caporale, Jr.                           (Principal Executive Officer)


*                                                    Vice President -- Chief          October 16, 2002
------------------------------------------------     Financial Officer, Treasurer
  D. Keith LaVanway                                  and Secretary
                                                     (Principal Financial Officer
                                                     and Principal Accounting
                                                     Officer)


*                                                    Director                         October 16, 2002
------------------------------------------------
  Thomas Arenz


*                                                    Director                         October 16, 2002
------------------------------------------------
  Jonathan Angrist


*By: /s/ D. KEITH LAVANWAY                                                            October 16, 2002
 ------------------------------------------------
  D. Keith LaVanway
  Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Cuyahoga Falls, State of Ohio on October 16, 2002.


                                          ALSIDE, INC.

                                          By:     /s/ D. KEITH LAVANWAY
                                            ------------------------------------
                                              Name: D. Keith LaVanway
                                              Title:   Vice President, Treasurer
                                                       and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons, in the capacities and on the dates indicated.


                    SIGNATURE                                      TITLE                       DATE
                    ---------                                      -----                       ----

*                                                    President and Director              October 16, 2002
------------------------------------------------     (Principal Executive Officer)
  Michael J. Caporale, Jr.


*                                                    Vice President, Treasurer           October 16, 2002
------------------------------------------------     Secretary and Director
  D. Keith LaVanway                                  (Principal Financial Officer and
                                                     Principal Accounting Officer)


*By:              /s/ D. KEITH LAVANWAY
        ------------------------------------------
                     D. Keith LaVanway
                      Attorney-in-fact

                                 EXHIBITS INDEX


EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
   2.1*    Agreement and Plan of Merger, dated as of March 16, 2002, by and among Associated Materials Holdings Inc. (formerly known as Harvest/AMI Holdings Inc.), Simon Acquisition Corp. and
           the Company (incorporated by reference to Exhibit 99(d)(1)
           of Schedule TO filed by Associated Materials Holdings, Inc.
           and certain affiliates, File No. 005-53705, filed on March
           22, 2002).
   3.1*    Amended and Restated Certificate of Incorporation of the
           Company.
   3.2*    Amended and Restated By-Laws of the Company.
   3.3*    Certificate of Incorporation of Alside, Inc.
   3.4*    Amended and Restated Bylaws of Alside, Inc.
   4.1*    Registration Rights Agreement, dated as of April 23, 2002, by and among the Company, AMI Management Company, Credit
           Suisse First Boston Corporation, UBS Warburg LLC and CIBC
           World Markets Corp.
   4.2*    Indenture governing the Company's 9 3/4% Senior Subordinated
           Notes Due 2012, dated as of April 23, 2002, by and among the
           Company, AMI Management Company and Wilmington Trust
           Company.
   4.3*    Supplemental Indenture governing the Company's 9 3/4% Senior
           Subordinated Notes Due 2012, dated as of May 10, 2002 by and among the Company, AMI Management Company, Alside, Inc. and
           Wilmington Trust Company.
   4.4*    Form of the Company's 9 3/4% Senior Subordinated Note due
           2012.
   4.5*    Form of Indenture governing the Company's 9 1/4% Senior
           Subordinated Notes due 2008, between the Company and The
           Bank of New York Trust Company of Florida, N.A. (as
           successor to U.S. Trust Company of Texas, N.A.)
           (incorporated by reference to Exhibit 4.1 of the Company's
           Registration Statement on Form S-1/A, File No. 3333-42067,
           filed on January 30, 1998).
   4.6*    First Supplemental Indenture governing the Company's 9 1/4%
           Senior Subordinated Notes due 2008, dated as of April 4,
           2002, by and among the Company and The Bank of New York
           Trust Company of Florida, N.A (as successor to U.S. Trust
           Company of Texas, N.A.).
   4.7*    Form of 9 1/4% Senior Subordinated Note due 2008
           (incorporated by reference to Exhibit A of Exhibit 4.1 of
           the Company's Registration Statement on Form S-1/A, File No.
           333-42067, filed on January 30, 1998).
   5.1*    Legal Opinion of White & Case LLP as to the legality of the securities being issued.
  10.1*    Credit Agreement, dated as of April 19, 2002, by and among the Company, Associated Materials Holdings Inc., the various financial institutions and other Persons from time to time parties thereto, UBS AG, Stamford Branch, as administrative agent, Credit Suisse First Boston, Cayman Islands Branch, as syndication agent, CIBC World Markets Corp., as
           documentation agent, and UBS Warburg LLC and Credit Suisse
           First Boston Corporation, as joint lead arrangers (the
           "Credit Agreement").
  10.2*    Borrower Security and Pledge Agreement of the Company, dated as of April 19, 2002, by the Company, in favor of UBS AG,
           Stamford Branch, as administrative agent.
  10.3*    Form of Subsidiary Security and Pledge Agreement, by each
           subsidiary of the Company from time to time party thereto in favor of UBS AG, Stamford Branch, as administrative agent, on behalf of the Secured Parties (as defined in the Credit
           Agreement).
  10.4*    Form of Subsidiary Guaranty, by each subsidiary of the
           Company from time to time party thereto in favor of UBS AG,
           Stamford Branch, as administrative agent, on behalf of the
           Secured Parties (as defined in the Credit Agreement).
  10.5*    Assumption Agreement, dated as of April 19, 2002, by and
           among the Company and AMI Management Company, as guarantors.
  10.6*    Agreement of Sale, dated as of January 30, 1984, between USX
           Corporation (formerly United States Steel Corporation)
           ("USX") and the Company (incorporated by reference to
           Exhibit 10.1 of the Company's Registration Statement on Form
           S-1, File No. 33-64788).

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
  10.7*    Amendment Agreement, dated as of February 29, 1984, between
           USX and the Company (incorporated by reference to Exhibit
           10.2 of the Company's Registration Statement on Form S-1,
           File No. 33-64788).
  10.8*    Form of Indemnification Agreement between the Company and
           each of the directors and executive officers of the Company
           (incorporated by reference to Exhibit 10.14 to the Company's
           Registration Statement on Form S-1, File No. 33-84110).
  10.9*    Incentive Bonus Plan of the Company (incorporated by
           reference to Exhibit 10.10 of the Company's Annual Report on
           Form 10-K filed for December 31, 2000).
  10.10*   Severance Agreement, dated December 27, 2001, between the
           Company and Robert F. Hogan, Jr. (incorporated by reference to Exhibit 10.13 of the Company's Annual Report on Form 10-K
           filed for December 31, 2001).
  10.11*   Management Agreement, dated as of April 19, 2002, by and
           between Harvest Partners, Inc. and the Company.
  10.12*   Asset Purchase Agreement, dated as of June 24, 2002, between the Company and AmerCable Incorporated.
  10.13*   Associated Materials Holdings Inc. 2002 Stock Option Plan.
  10.14*   Employment Agreement, dated as of July 1, 2002, between the
           Company and Michael
           Caporale, Jr.
  10.15*   Employment Agreement, dated as of August 21, 2002, between the Company and D. Keith LaVanway.
  10.16**  Agreement, dated as of January 1, 1998, between Shintech
           Incorporated and the Alside division of the Company.+
  10.17*   Associated Materials Holdings Inc. Stock Option Award
           Agreement, dated September 4, 2002, between Associated
           Materials Holdings Inc. and Michael J. Caporale, Jr.
  10.18*   Associated Materials Holdings Inc. Stock Option Award
           Agreement, dated September 4, 2002, between Associated
           Materials Holdings Inc. and Michael J. Caporale, Jr.
  10.19*   Employment Agreement, dated as of August 21, 2002, between the Company and Kenneth L. Bloom.
  10.20*   Employment Agreement, dated as of August 21, 2002, between the Company and Robert M. Franco.
  12.1*    Statement of Computation of Ratio of Earnings to Fixed
           Charges.
  21.1*    Subsidiaries of the Company.
  23.1*    Consent of Ernst & Young LLP, Independent Auditors.
  23.2*    Consent of White & Case LLP (included in Exhibit 5.1).
  24.1*    Power of Attorney (included on signature page to
           Registration Statement).
  25.1*    Statement of Eligibility of Trustee.
  99.1*    Form of Letter of Transmittal.
  99.2*    Form of Notice of Guaranteed Delivery.
  99.3*    Consent from Pure Strategy


---------------

  * Previously filed.

 ** Filed herewith.

 + Certain provisions of this exhibit have been omitted pursuant to a request for confidential treatment of information in accordance with Rule 406 of the Securities Act.